SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : July 23, 1998 (July 19, 1998)

                          GENERAL SIGNAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


        NEW YORK                    1-996                    16-0445660
    (State or Other       (Commission File Number)         (IRS Employer
    Jurisdiction or                                     Identification No.)
     Incorporation)

ONE HIGH RIDGE PARK P. O. BOX 10010 STAMFORD, CONNECTICUT              06404
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:     (203) 329-4100














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ITEM 5.     OTHER EVENTS.

            On July 19, 1998, General Signal Corporation ("General Signal") and SPX Corporation, a Delaware corporation ("SPX"), entered into a definitive merger agreement, which provides, among other things, for the merger of General Signal with and into SAC Corp., a Delaware corporation and wholly-owned subsidiary of SPX ("Sub").

            Under the terms of the proposed merger, 40% of the outstanding shares of General Signal common stock, par value $6.67 per share issued through 1969, par value $1.00 per share issued subsequent to 1969 ("General Signal Common Stock"), will be exchanged for cash and 60% of the outstanding shares of General Signal Common Stock will be exchanged for shares of SPX common stock, par value 10.00 per share ("SPX Common Stock"). Holders of shares of General Signal Common Stock may elect to receive, in exchange for each of their shares, either (i) $45 in cash, (ii) .6977 shares of SPX Common Stock or (iii) $18 in cash and .4186 shares of SPX Common Stock, subject, in each case, to proration mechanisms.

            The transaction is subject to, among other things, approval by both companies' shareholders, normal governmental reviews and other customary conditions. The proposed merger is intended to qualify as a tax-free reorganization and to be accounted for on a reverse purchase basis.

            Following the merger, John B. Blystone will continue as Chairman, President and CEO of SPX and two directors of General Signal will join the SPX Board of Directors.

            The foregoing description of the transaction is qualified in its entirety by reference to the Agreement and Plan of Merger, dated as of July 19, 1998 (the "Merger Agreement"), among SPX, Sub and General Signal. A copy of the Merger Agreement is filed as an exhibit hereto and is incorporated by reference herein.

            Effective as of July 19, 1998, General Signal amended its Rights Agreement, dated as of February 1, 1996 (the "Rights Agreement"), by and between General Signal and First Chicago Trust Company of New York, as Rights Agent, with the effect of exempting the Merger, the Merger Agreement and the events and the transactions contemplated thereby from the application of the Rights Agreement. The First Amendment to the Rights Agreement is filed as an exhibit hereto and is incorporated herein by reference.

            On July 20, 1998, General Signal and SPX issued a joint press release announcing the signing of the Merger Agreement. A copy of the joint press release is filed as an exhibit hereto and is incorporated by reference herein.



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

             (c) Exhibits. The following exhibits are filed as part of this report:

                  2.1 Agreement and Plan of Merger, dated as of July 19, 1998 among SPX, Sub and General Signal.

                  4.1 First Amendment, dated as of July 19, 1998, to the Rights Agreement, dated as of February 1, 1996, by and between General Signal Corporation, a New York corporation, and First Chicago Trust Company of New York, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8A/A of General Signal Corporation filed with the Securities and Exchange Commission on July 23, 1998).

                  99.1 Joint Press Release, dated July 20, 1998, issued by General Signal and SPX.















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                                 SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 23, 1998

                                    GENERAL SIGNAL CORPORATION

                                    By:/s/Joanne L. Bober
                                         Name:Joanne L. Bober
                                         Title:Senior Vice President,
                                               General Counsel
















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                               EXHIBIT LIST


Exhibit No.    Description

2.1 Agreement and Plan of Merger, dated as of July 19, 1998, among SPX, Sub and General Signal
4.1 First Amendment, dated as of July 19, 1998, to the Rights Agreement, dated as of February 1, 1996, by and between General Signal Corporation, a New York corporation, and
               First Chicago Trust Company of New York, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8A/A of General Signal Corporation filed with the Securities and Exchange
               Commission on July 23, 1998).
99.1           Joint Press Release, dated July 20, 1998, issued by General
               Signal and SPX
















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